Description of Business and Basis of Presentation (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Common Shares Excluded from Calculation of Net Loss Per Common Share

The following table sets forth the potential common shares excluded from the calculation of net loss per common share because their inclusion would be anti-dilutive:

	March 31,
	2013	2012
RXi options to purchase common stock	2,128,264	—
Common stock underlying Series A Preferred Stock	24,122,332	—
Warrants to purchase common stock	4,615	—

Total	26,255,211	—

The following table sets forth the potential common shares excluded from the calculation of net loss per common share because their inclusion would be anti-dilutive:

	December 31,
	2012	2011
Options to purchase RXi common stock	2,128,264	—
Common stock underlying Series A Preferred Stock	23,707,454	—
Warrants to purchase common stock	4,615	—

Total	25,840,333	—